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                                  EXHIBIT 23.1

                          CONSENT OF BAYLOR AND BACKUS



                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Employee Stock Ownership Plan of our report dated March 9, 1998.


                                           BAYLOR AND BACKUS



Johnson City, Tennessee
September 9, 1998